UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2025

Palisades Venture, Inc.

(Exact name of small business issuer as specified in its charter)

Wyoming	333-276934	99-0991248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

21,200 Oxnard Street, #6630 Woodland Hills, CA 91362
(Address of principal executive offices)

(818) 465-1300
(Issuer’s telephone number)

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 14, 2025, The Company confirmed that M & K CPA’s PLLC, resigned as the Company’s independent auditors.

The decision for M & K to resign was reached mutually between the Company and M & K. There were no statements containing any adverse opinion or disclaimer of opinion and the financial statements were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the quarterly statements and 10-K statements for the years ended December 31, 2022 and 2023 and through the date of this Current Report on Form 8-K, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with M & K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of M & K would have caused M & K to make reference thereto in connection with any report.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided M & K with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Commission and requested M & K to furnish it with a letter addressed to the SEC stating whether or not M & K agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated March 14, 2025, is filed as Exhibit 16.1 to this current report on Form 8-K.

The board of directors of the Company, acting as the audit committee, approved the appointment of Raj Gupta & Co, Chartered Accountants as the Company’s independent registered public accountant firm for the year ending December 31, 2024 and the quarters ended March 31, 2025; June 30, 2025 and September 30, 2025 effective immediately.

During the Company’s fiscal years ended June 30, 2022, and through September 30, 2024, neither the Company nor anyone on the Company’s behalf consulted Raj Gupta & Co, regarding any of the following:

(i)       either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Raj Gupta & Co, concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)       any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K)

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
16.1	Letter from M & K CPAs
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palisades Venture, Inc.

/s/ Orie Rechtman

Orie Rechtman
President

Date: March 17, 2025

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